Exhibit 99.1

                                                                .

STOCK PURCHASE AGREEMENT

          This Stock Purchase Agreement (this “Agreement”), dated as of January 21, 2010, is made by and between Oak Investment Partners XI, Limited Partnership, a Delaware limited partnership (the “Stockholder”), and Endwave Corporation, a Delaware corporation (the “Company”).

RECITALS

A.        The Stockholder currently owns 300,000 shares of Endwave Corporation’s Series B Preferred Stock (the “Shares”).

B.        The Company desires to purchase the Shares from the Stockholder, and the Stockholder desires to sell the Shares to the Company, on the terms and subject to the conditions set forth in this Agreement.

AGREEMENT

The parties to this Agreement hereby agree as follows:

1.  AGREEMENT TO SELL AND PURCHASE.

          On the terms and subject to the conditions set forth in this Agreement, at the Closing (as hereinafter defined) the Company shall purchase the Shares from the Stockholder, and the Stockholder shall sell the Shares to the Company, for $36,000,000.00 in cash.

2.  CLOSING, DELIVERY AND PAYMENT.

2.1  Closing.  The closing of the sale and purchase of the Shares under this Agreement (the “Closing”) shall take place upon the execution and delivery of this Agreement by both of the parties hereto at the offices of Cooley Godward Kronish LLP, 101 California Street, Fifth Floor, San Francisco, California 94111, or at such other time or place as the Company and the Stockholder may mutually agree (such date is hereinafter referred to as the “Closing Date”).

2.2  Delivery.  At the Closing,

(a)  the Stockholder will deliver the certificate representing the Shares to ComputerShare Trust Co., N.A., the transfer agent for the Company’s Series B Preferred Stock, together with an executed and Medallion-guaranteed stock power in the form provided by such transfer agent;

(b)  the Stockholder will cause Eric Stonestrom, the member of the Company’s Board of Directors appointed by the Stockholder, to deliver to the Secretary of the Company his resignation from the Board of Directors of the Company, effective upon the Closing; and

(c)  the Company shall make payment of the purchase price for the Shares to the Stockholder by wire transfer of immediately available funds to the account(s) specified in writing by the Stockholder to the Company prior to the execution hereof.

1.

3.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company hereby represents and warrants to the Stockholder as follows:

3.1  Requisite Power and Authority.  The Company is duly incorporated, validly existing and in good standing under the laws of the State of Delaware.  The Company has all necessary power and authority to execute and deliver this Agreement and to carry out its provisions.  All action on the Company’s part required for the lawful execution and delivery of this Agreement has been taken.  This Agreement is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights, and (b) as limited by general principles of equity that restrict the availability of equitable remedies.  The execution and delivery by the Company of this Agreement, and the consummation by the Company of the transactions contemplated hereunder, will not: (x) with or without the giving of notice or the passage of time or both, violate the provisions of any constitution, law, ordinance,  principle of common law, regulation, statute or treaty (“Legal Requirement”) of any foreign, federal, state, local or other governmental authority or regulatory body or any court or other tribunal (“Governmental Body”) applicable to the Company; or (y) conflict with or result in a violation or breach of, or constitute (with or without the giving of notice or the passage of time or both) a default under, any material contract to which the Company or any of its direct or indirect subsidiaries is a party, other than those violations or breaches that have been waived.

3.2  No Consent Required. No consent, authorization, approval, order, license, certificate or permit or act of or from, or declaration or filing with, any Governmental Body or any party to any contract, agreement, instrument, lease or license to which the Company or any of its subsidiaries is a party, is required for the execution, delivery or performance by the Company of this Agreement or any of the other agreements, instruments and documents being or to be executed and delivered hereunder or in connection herewith or for the Company to consummate the transactions contemplated hereby.

4.  REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDER.

The Stockholder hereby represents and warrants to the Company as follows:

4.1  Requisite Power and Authority.  The Stockholder is duly formed, validly existing and in good standing under the laws of the State of Delaware.  The Stockholder has all necessary power and authority to execute and deliver this Agreement and to carry out its provisions.  All action on the Stockholder’s part and that of its general partner required for the lawful execution and delivery of this Agreement has been taken.  This Agreement is a valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights, and (b) as limited by general principles of equity that restrict the availability of equitable remedies.  The execution and delivery by the Stockholder of this Agreement, and the consummation by the Stockholder of the transactions contemplated hereunder, will not: (x) with or without the giving of notice or the passage of time or both violate the provisions of any Legal Requirement of any Governmental Body applicable to the Stockholder; or (y) conflict with or result in a violation or breach of, or constitute (with or without the giving of notice or the passage of time or both) a default under, any material contract to which the Stockholder or its general partner is a party, other than those violations or breaches that have been waived.

2.

4.2  No Consent Required. No consent, authorization, approval, order, license, certificate or permit or act of or from, or declaration or filing with, any Governmental Body or any party to any contract, agreement, instrument, lease or license to which the Stockholder or its general partner is a party, is required for the execution, delivery or performance by the Stockholder of this Agreement or any of the other agreements, instruments and documents being or to be executed and delivered hereunder or in connection herewith or for the Stockholder to consummate the transactions contemplated hereby.

4.3  Ownership of Shares.  The Stockholder has the entire right, title and interest in and to all of the Shares.  Upon payment for the Shares in accordance with this Agreement, the Stockholder will convey the Shares to the Company free and clear of all liens, pledges, security interests, charges, contractual obligations, claims or encumbrances of any kind (other than those that may be created by the Company).  Neither the execution and delivery of this Agreement, nor the consummation of any of the transactions contemplated hereby nor compliance with or fulfillment of the terms, conditions and provisions hereof, will result in the creation of any mortgage, pledge, lien, security interest, encumbrance, contractual obligation or charge upon the Shares (other than those created by the Company).  The Stockholder has not granted any options of any sort with respect to the Shares or any right to acquire the Shares or any interest therein other than under this Agreement.

4.4  Disclosure of Information.  The Stockholder has received all the information that it, with the advice of its financial advisors, considers necessary or appropriate for deciding whether the Stockholder should sell the Shares to the Company pursuant to this Agreement.  The Stockholder has all information or access to information regarding the Company and its business, including financial and operating data for the quarter ended December 31, 2009 and the full 2009 fiscal year and information relating to the Company’s plans and prospects, and including the Company’s public filings made pursuant to federal securities laws, that it believes is necessary to make an informed and knowledgeable decision with regard to the transactions contemplated hereby.  The Stockholder acknowledges (i) that neither the Company, nor any of the Company’s Related Parties (as defined below), has made any representation or warranty, express or implied, except as set forth herein, regarding any aspect of the sale and purchase of the Shares, the operation or financial condition of the Company or the value of the Shares, (ii) that the Stockholder is not relying upon the Company or any of the Company’s Related Parties in making its decision to sell the Shares to the Company pursuant to this Agreement, (iii) that the Company is relying upon the truth of the representations and warranties in this Section 4 in connection with its purchase of the Shares hereunder.  For purposes of this Agreement, “Related Parties” shall mean the Company’s current and former directors, officers, partners, employees, attorneys, agents, successors, assigns, current and former stockholders (including current and former limited partners, general partners and management companies), owners, representatives, predecessors, parents, affiliates, associates and subsidiaries.

4.5  Continuing Rights. After the Closing, the Stockholder shall have no rights with respect to the Shares, as a stockholder of the Company or otherwise, with respect to any future sale, acquisition, merger, liquidation, dissolution or other corporate event regarding the Company or its assets (any of the foregoing, a “Corporate Event”).  The Stockholder expressly acknowledges that any such Corporate Event may result in the payment by the Company or a third party of assets, funds or other proceeds to the Company’s stockholders in a manner such that the value attributed to the Company’s Series B Preferred Stock or Common Stock in such Corporate Event (either in an aggregate amount or on a per share basis) may be greater than the purchase price paid pursuant to in this Agreement.

4.6  Tax Consequences.  The Stockholder has had an opportunity to review the federal, state and local tax consequences of the sale of the Shares to the Company and the transactions contemplated by this Agreement with his own tax advisors.  The Stockholder is relying solely on such advisors for tax advice and not on any statements or representations of the Company or any of its respective Related Parties.  The Stockholder (and not the Company) shall be responsible for its own tax liabilities that may arise as a result of the transactions contemplated by this Agreement.

3.

5.  MISCELLANEOUS.

5.1  Standstill Provisions. During the five-year period commencing on the date of this Agreement, neither the Stockholder nor any of the Stockholder’s affiliates (within the meaning of the Securities Act of 1933 and the rules promulgated thereunder) will, in any manner, directly or indirectly:

(a)  make, effect, initiate, cause or participate in (i) any acquisition of beneficial ownership of any securities of the Company or any securities of any subsidiary or other affiliate of the Company, (ii) any acquisition of any assets of the Company or any assets of any subsidiary or other affiliate of the Company, (iii) any tender offer, exchange offer, merger, business combination, recapitalization, restructuring, liquidation, dissolution or extraordinary transaction involving the Company or any subsidiary or other affiliate of the Company, or involving any securities or assets of the Company or any securities or assets of any subsidiary or other affiliate of the Company, or (iv) any “solicitation” of “proxies” (as those terms are used in the proxy rules of the Securities and Exchange Commission) or consents with respect to any securities of the Company;

(b)  form, join or participate in a “group” (as defined in the Securities Exchange Act of 1934 and the rules promulgated thereunder) with respect to the beneficial ownership of any securities of the Company;

(c)  act, alone or in concert with others, to seek to control or influence the management, board of directors or policies of the Company;

(d)  take any action that might require the Company to make a public announcement regarding any of the types of matters set forth in clause (a) of this sentence;

(e)  agree or offer to take, or encourage or propose (publicly or otherwise) the taking of, any action referred to in clause (a), (b), (c) or (d) of this sentence;

(f)  assist, induce or encourage any other person or entity to take any action of the type referred to in clause (a), (b), (c), (d) or (e) of this sentence;

(g)  enter into any discussions, negotiations, arrangement or agreement with any other person or entity relating to any of the foregoing; or

(h)  request or propose that the Company or any of the Company’s Representatives amend, waive or consider the amendment or waiver of any provision set forth in this Section 5.1.

5.2  Termination of Prior Purchase Agreement.  Immediately following the Closing, the Preferred Stock and Warrant Purchase Agreement, dated as of April 24, 2006, between the Company and the Stockholder shall terminate in its entirety and such agreement and all rights and obligations thereunder shall be of no further force or effect.

5.3  Indemnification. The parties hereby confirm that the Indemnification Agreement between the Company and Eric Stonestrom, dated January 19, 2010, remains in full force and effect.

4.

5.4  Survival.  The representations, warranties, covenants and agreements made herein shall survive the Closing.

5.5  Severability.  If any provision of this Agreement shall be invalid or unenforceable, such invalidity or unenforceability shall not affect the validity and enforceability of the remaining provisions of this Agreement.

5.6  Successors and Assigns.  No party may assign any of its rights or obligations under this Agreement without the prior written consent to the other party hereto.  Subject to the preceding sentence, this Agreement will apply to, be binding in all respects upon, and inure to the benefit of the successors and permitted assigns of the parties.  Nothing expressed or referred to in this Agreement will be construed to give any person or entity other than the parties to this Agreement (and their permitted successors and assigns) any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement.  This Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this Agreement and their successors and permitted assigns.  Any attempted assignment in violation of this Agreement shall be null and void ab initio.

5.7  Entire Agreement.  This Agreement constitutes the entire agreement of the parties and supersedes all prior agreements and understandings, whether written or oral, between the parties with respect to the subject matter of this Agreement.

5.8  Waivers and Amendments.  This Agreement may be amended, modified, superseded or terminated, and the terms and conditions of this Agreement may be waived, only by a written instrument signed by the Company and the Stockholder or in the case of a waiver, by the party waiving compliance.  No delay on the part of any party in exercising any right, power or privilege pursuant to this Agreement shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right, power or privilege pursuant to this Agreement, nor shall any single or partial exercise of any right, power or privilege pursuant to this Agreement, preclude any other or further exercise thereof or the exercise of any other right, power or privilege pursuant to this Agreement.  The rights and remedies provided pursuant to this Agreement are cumulative and are not exclusive of any rights or remedies which any party otherwise may have at law or in equity.

5.9  Counterparts.  This Agreement may be executed in any number of counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties and delivered to the other party (including via facsimile or other electronic transmission), it being understood that each party need not sign the same counterpart.

5.10  Governing Law.  This Agreement shall be governed in all respects by the laws of the State of California without giving effect to principles of conflicts of law that would result in the application of the laws of a different jurisdiction.

5.11  Headings.  The headings in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

5.12  Specific Performance.  The parties acknowledge and agree that any breach of the terms of this Agreement would give rise to irreparable harm for which money damages would not be an adequate remedy, and, accordingly, the parties agree that, in addition to any other remedies, each party will be entitled to enforce the terms of this Agreement by a decree of specific performance without the necessity of proving the inadequacy of money damages as a remedy and without the necessity of posting bond.

5.

5.13  Jurisdiction; Service of Process.  Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement shall be exclusively brought against any of the parties in the courts located in Santa Clara County, California, and each of the parties consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein.  Process in any action or proceeding referred to in the preceding sentence may be served on any party anywhere in the world.

5.14  Expenses.  Each party to this Agreement will bear its own expenses incurred in connection with the preparation, execution and performance of this Agreement and the transactions contemplated hereby.

5.15  Further Assurances.  The parties shall (a) furnish upon request to each other such further information, (b) to execute and deliver to each other such documents, and (c) do such other acts and things, all as the other party hereto may reasonably request for the purposes of carrying out the intent of this Agreement.

6.

Each of the parties has executed this Agreement as of the date first written above.

ENDWAVE CORPORATION

By:	/s/ John Mikulsky
Name: John Mikulsky
Title: Chief Executive Officer

OAK INVESTMENT PARTNERS XI, LIMITED PARTNERSHIP

By:	Oak Associates XI, LLC
Its General Partner

By:	/s/ Bandel Carano
Name: Bandel Carano
Title: Managing Member